UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
March 29, 2007
RANGE RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-9592	34-1312571
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

777 Main Street, Suite 800
Ft. Worth, Texas	76102
(Address of principal	(Zip Code)
executive offices)
Registrant’s telephone number, including area code: (817) 870-2601
(Former name or former address, if changed since last report): Not applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 5.02 COMPENSATION ARRANGEMENTS OF CERTAIN OFFICERS
     On March 29, 2007, the Compensation Committee of the Board of Directors of Range Resources Corporation (the “Company”) established the criteria for incentive cash awards to executives for fiscal 2007 pursuant to the Company’s 2005 Equity-Based Compensation Plan (the “2005 Plan”). The criteria are based upon achievement of certain predetermined targets for (i) finding and development costs, (ii) pretax earnings before interest, depreciation and amortization, and exploration expense, (iii) production per share, (iv) reserves per share and (v) stock price performance.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION
By:	/S/ Rodney L. Waller
Rodney L. Waller
Senior Vice President

Date: March 29, 2007